Exhibit 10(a)

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form F-3 No. 333-127666) and related Prospectus of Telecom Italia S.p.A. and to the incorporation by reference therein of our report dated April 18, 2003, with respect to the consolidated financial statements of Telecom Italia S.p.A. included in its Annual Report on Form 20-F for the years ended December 31, 2002 and 2001.

Turin, Italy

June 23, 2003

Deloitte & Touche Sociedad de Auditores y Consultores Limitada

Av. Providencia 1760, Pisos 6°, 7°, 8° y 9°

Santiago

Chile

Tel: (56-2) 270 3000

Fax: (56-2) 374 9177

www.deloitte.cl

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-127666 of Telecom Italia S.p.A. on Form F-3 of our report dated January 23, 2003, appearing in this Annual Report on Form 20-F of Telecom Italia S.p.A. (relating to the financial statements of Empresa Nacional de Telecomunicaciones and subsidiaries for the years ended December 31, 2002 and 2001, not presented separately herein).

Santiago, Chile

June 23, 2003

PricewaterhouseCoopers SpA

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-127666) of Telecom Italia SpA of our report dated March 21, 2003 relating to the consolidated financial statements of Finsiel SpA for the two years ended December 31, 2002 and 2001, which appears in Telecom SpA’s annual report on Form 20-F for the year ended December 31, 2002.

PricewaterhouseCoopers SpA

Corrado Testori

(Partner)

Rome, June 23, 2003

Sede legale: Milano 20124 Via Vittor Pisani 20 Tel. 0267831 Fax 0266981433 Cap. Soc. 3.754.400,00 Euro i.v., C.F. e P.IVA e Reg. Imp. Milano 12979880155 Iscritta all’Albo Consob – Altri uffici: Ancona 60123 Via Corridoni 2 Tel. 07136881 – Bari 70125 Viale della Repubblica 110 Tel. 0805429863 – Bologna 40122 Via delle Lame 111 Tel. 051526611 – Brescia 25124 Via Cefalonia 70 Tel. 0302219811 – Firenze 50129 Viale Milton 65 Tel. 0554627100 – Genova 16121 Piazza Dante 7 Tel. 01029041 – Milano 20122 Corso Europa 2 Tel. 0277851 – Napoli 80121 Piazza dei Martiri 30 Tel. 0817644441 – Padova 35137 Largo Europa 16 Tel. 0498762677 – Palermo 90141 Via Marchese Ugo 60 Tel. 091349737 – Parma 43100 V.le Tanara 20/A Tel. 0521242848 – Roma 00154 Largo Fochetti 29 Tel. 06570251 – Torino 10129 Corso Montevecchio 37 Tel. 011556771 – Trento 38100 Via Manzoni 16 Tel. 0461237004 – Treviso 31100 Piazza Crispi 8 Tel. 0422542726 – Trieste 34125 Via Cesare Battisti 18 Tel. 0403480781 – Udine 33100 Via Marinoni 12 Tel. 043225789 – Verona 37122 Corso Porta Nuova 125 Tel. 0458002561

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-127666) of our report dated March 15, 2002 relating to the combined consolidated financial statements of Mobilkom Austria AG & Co KG and Mobilkom Austria AG, which report appears in Telecom Italia SpA’s Annual Report on Form 20-F for the year ended December 31, 2001. We also consent to the reference to us under the heading of “Experts” in such Registration Statement.

Vienna, June 23, 2003

Grant Thornton	KPMG Austria GmbH
Wirtschaftsprüfungs- und Steuerberatungs-GmbH	Wirtschaftsprüfungs- und Steuerberatungsgesellschaft

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-127666) of our report dated March 20, 2002 relating to the consolidated financial statements of Telekom Austria Aktiengesellschaft, which report appears in Telecom Italia SpA’s Annual Report on Form 20-F for the year ended December 31, 2001. We also consent to the reference to us under the heading of “Experts” in such Registration Statement.

Vienna, June 23, 2003

Grant Thornton	KPMG Austria GmbH
Wirtschaftsprüfungs- und Steuerberatungs-GmbH	Wirtschaftsprüfungs- und Steuerberatungsgesellschaft

Basaran Nas Serbest Muhasebeci

Mali Müsavirlik A.S.

a member of

PricewaterhouseCoopers

BJK Plaza, Süleyman Seba Caddesi

No: 48 BBlok Kat 9 Akaretler

Besiktas 34357 Istanbul-Turkey

www.pwc.com/tr

Telephone +90 (212) 326 6060

Facsimile +90 (212) 326 6050

CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-127666) of our reported dated 1 February 2002 relating to the financial statements of Is-Tim Telekomünikasyon Hizmetleri A.S., which report appears in Telecom Italia SpA’s Annual Report on Form 20-F for the year ended December 31, 2002.

Basaran Nas Serbest Muhasebeci

Mali Müsavirlik Anonim Sirketi

a member of

PricewaterhouseCoopers

Murat Sancar, SMMM

Istanbul, 23 June 2003

PricewaterhouseCoopers SpA

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-127666) of Telecom Italia SpA of our report dated May 21, 2001 relating to the consolidated statements of income, of cash flows and of changes in shareholders’ equity, which appears in this Form 20-F.

Turin 23 June 2003

PricewaterhouseCoopers SpA

/s/  SERGIO DUCA

Sergio Duca

(Partner)

Sede legale: Milano 20124 Via Vittor Pisani 20 Tel. 0267831 Fax 0266981433 Cap. Soc. 3.754.400,00 Euro i.v., C.F. e P.IVA e Reg. Imp. Milano 12979880155 Iscritta all’Albo Consob – Altri uffici: Ancona 60123 Via Corridoni 2 Tel. 07136881 – Bari 70125 Viale della Repubblica 110 Tel. 0805429863 – Bologna 40122 Via delle Lame 111 Tel. 051526611 – Brescia 25124 Via Cefalonia 70 Tel. 0302219811 – Firenze 50129 Viale Milton 65 Tel. 0554627100 – Genova 16121 Piazza Dante 7 Tel. 01029041 – Milano 20122 Corso Europa 2 Tel. 0277851 – Napoli 80121 Piazza dei Martiri 30 Tel. 0817644441 – Padova 35137 Largo Europa 16 Tel. 0498762677 – Palermo 90141 Via Marchese Ugo 60 Tel. 091349737 – Parma 43100 V.le Tanara 20/A Tel. 0521242848 – Roma 00154 Largo Fochetti 29 Tel. 06570251 – Torino 10129 Corso Montevecchio 37 Tel. 011556771 – Trento 38100 Via Manzoni 16 Tel. 0461237004 – Treviso 31100 Piazza Crispi 8 Tel. 0422542726 – Trieste 34125 Via Cesare Battisti 18 Tel. 0403480781 – Udine 33100 Via Marinoni 12 Tel. 043225789 – Verona 37122 Corso Porta Nuova 125 Tel. 0458002561